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EXHIBIT 10.4

                             STOCK OPTION AGREEMENT


THIS STOCK OPTION AGREEMENT, made and entered into this 14 day of August, 2001, between Bankers Insurance Group, Inc., a Florida corporation (hereinafter "Optionor") and Insurance Management Solutions Group, Inc., a Florida corporation (hereinafter "Optionee").





                                 R E C I T A L S




1. Definitions. For purposes of this Agreement the terms listed below, wherever capitalized, shall be given the following definitions:

        1.1. "Affiliate" shall mean any Person who controls, is controlled by or is under common control with another Person.

        1.2. "Credit Line" shall mean the line of credit being established by Optionee in favor of Optionor in the amount of five million ($5,000,000) dollars and evidenced by Optionor's Master Promissory Note (herein, "Note") of even date herewith and in like principal amount.

        1.3.    "DOI" shall mean the New York Department of Insurance.

        1.4. "FCIC" shall mean First Community Insurance Company, a New York domestic insurance company with its principal place of business located in St. Petersburg, Florida and a wholly owned subsidiary of Optionor.

        1.5. "Loan Documents" shall mean the Note, Credit and Security Agreement, Collateral Assignment of Flood Book, Absolute Assignment of Flood Book, Further Assurances and Compliance Agreement and the within Stock Option Agreement all executed of even date herewith and which were executed and delivered to create the Credit Line.

        1.6. "Note" shall mean the Master Promissory Note dated of even date herewith to evidence Optionor's obligations under the Credit Line.

        1.7. "Option" shall mean the option to purchase the Option Stock granted by OPTIONOR to OPTIONEE hereunder.



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        1.8.    "Optionee" shall mean Insurance Management Solutions Group,
                Inc., a Florida corporation.

        1.9. "Optionor" shall mean Bankers Insurance Group, Inc., a Florida corporation.

        1.10. "Option Stock" shall mean the 10,898 shares of the common capital stock, $318 par value of FCIC as to which OPTIONEE is granted a purchase option hereunder.

        1.11. "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, un-incorporated organization, joint venture, court or government or political subdivision or agency thereof.

        1.12. "Permitted Encumbrances" shall mean the liens on the Option Stock described in Exhibit A which is attached hereto and by reference made a part hereof.

        1.13. "Transaction" shall mean the purchase and sale of the Option Stock hereunder and subsequent to the exercise of the Option.

2. This Stock Option Agreement was required by Optionee as a condition of the establishment of the Credit Line.



NOW THEREFORE, FOR AND IN CONSIDERATION of the establishment of the Credit Line as well as for other good and valuable consideration, it is hereby covenanted and agreed among the parties hereto as follows:

                               1. GRANT OF OPTION

        1.1. OPTIONOR hereby grants and conveys unto OPTIONEE or its assigns an irrevocable and exclusive option to purchase the Option Stock upon all the terms and conditions hereinafter set forth.

        1.2. The term of this option to purchase shall commence on the day and year first above set forth and shall initially extend through and be irrevocable until all principal and accrued interest due under the Credit Line is paid in full and all obligations of Optionor under the Credit and Security Agreement have been satisfied in full.

        1.3.    This option shall only be exercisable on or after such time as
                (i) there shall be a default in payment of any sums due under the Note for more than 10 days after the date when they shall become due or (ii) there shall be any



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                other default under the Loan Documents if after notice thereof, such default has not been cured within thirty days of such notice.

        1.4. Subject to the restrictions set forth in paragraph 1.3 hereof, OPTIONEE shall have the right to exercise the Option hereinabove granted at any time within the term of this Option by OPTIONEE giving written notice of such exercise delivered in person or mailed to OPTIONOR. Upon the giving of such notice of the exercise, this instrument shall thereupon constitute a firm and binding contract of purchase and sale between OPTIONEE and OPTIONOR at the price and upon the terms and conditions set forth in this Agreement.

                               2. PURCHASE PRICE

        2.1. The purchase price for said Option Stock shall be the sum of Ten ($10.00) per share or One Hundred Eight Thousand Nine Hundred Eighty ($108,980) dollars.

        2.2. The said purchase price of said Option Stock shall be paid in cash at the Closing.

                       3. REPRESENTATIONS AND WARRANTIES.

        3.1.    OPTIONOR represents and warrants to OPTIONEE that:

                3.1.1. OPTIONOR is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida. OPTIONOR has the corporate power and is duly licensed or qualified to the extent required by applicable law to carry on its business as now being conducted and to own, hold and operate its properties and assets.

                3.1.2. The total authorized capital stock of the FCIC consists of 10,898 shares of common stock, par value $318.00 per share. Of this amount 10,898 shares have been issued and are outstanding. Except for the rights of OPTIONEE with respect to the Option Stock provided for herein and except for the Permitted Encumbrances, OPTIONOR has no stock appreciation rights options, warrants, rights, agreements, understandings or commitments of any kind entitling any person or persons to purchase, subscribe for or otherwise acquire, or relating to the voting rights, of any of OPTIONOR's common capital stock.

                3.1.3. The execution, delivery and performance of this Agreement by the OPTIONOR, and the consummation of the transactions contemplated by this Agreement, will not constitute a breach, violation or default, create a lien, or give rise to any right of



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                        termination, cancellation, prepayment or acceleration,
                        under the certificate of incorporation or by-laws of the OPTIONOR, or under any law, rule or regulation or any judgment, decree, order, governmental permit or license, or any note, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which OPTIONOR is a party or by which it may be bound or affected.

                3.1.4. Optionor is the legal owner and holder of the Option Stock.COVENANTS OF OPTIONOR

                            4. COVENANTS OF OPTIONOR

        4.1. From and after the date of the execution of this Agreement and throughout the term hereof:

                4.1.1. OPTIONOR agrees that it shall not, without the consent of OPTIONEE permit FCIC to:

                        4.1.1.1. Reorganize its capital structure;

                        4.1.1.2. Merge or consolidate with any other corporation
                                 or sell any of its assets except in the
                                 ordinary course of business; or

                        4.1.1.3. Issue any additional shares of stock.

                4.1.2. OPTIONEE shall have the right to examine the books and records of OPTIONOR and FCIC from time to time and receive copies of all accounting reports and tax returns prepared for, or on behalf of, FCIC subject to any DOI policies governing dissemination of examination reports to unaffiliated parties.

                4.1.3.  As soon as practicable, and in any event within twenty
                        (20) days after the end of each calendar month, furnish to OPTIONEE a monthly unaudited financial statement of OPTIONOR and FCIC and each of its subsidiaries, including balance sheets and income statements, for the calendar month just ended, and for the calendar year to date; and

                4.1.4. As soon as practicable, and in any event within 180 days after the end of each fiscal year, furnish to OPTIONEE the annual audit report of OPTIONOR and FCIC and each of its subsidiaries, certified without material qualification by independent certified public accountants selected by OPTIONOR and acceptable to OPTIONEE, prepared in accordance with generally accepted accounting principles and practices applied on a basis consistently maintained throughout the period involved, together with relevant



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                        financial statements of Borrower for the twelve
                        (12)-month period just ended.

                                  5. CLOSING.

        5.1. After delivery of the notice of intent to exercise the option pursuant to Section 1.4 hereof, and prior to the closing hereunder, OPTIONEE shall file with the DOI its completed application for approval of the Transaction, and OPTIONEE and OPTIONOR shall each use its good faith efforts to promptly obtain the written consent or approval of each person whose consent or approval is required to consummate the purchase and sale of the Option Stock, including all required DOI approvals.

        5.2. OPTIONEE and OPTIONOR shall consummate and close the sale contemplated by this Agreement on or before the fifteenth calendar day following the date of the receipt by OPTIONEE of all required approvals from the DOI for the consummation of the Transaction. The closing shall occur at such time, date and location in St. Petersburg, Florida as is mutually agreed upon by OPTIONEE and OPTIONOR.

        5.3. At closing hereunder, said Option Stock shall be conveyed free and clear of all liens and encumbrances other than the Permitted Encumbrances. Optionor has delivered to Optionee, simultaneously upon the execution hereof, stock powers and letters of instruction to the lenders holding first lien security interests in the Option Stock and otherwise disclosed in Exhibit A. Such powers and letters are to be held by Optionee and not used or delivered until the exercise of, and closing under, this Option.

        5.4. Optionor shall make, execute and deliver such additional instruments as Optionee may reasonably request to convey the Optionor's interest in the Option Stock.

        5.5. Optionor irrevocably nominates, constitutes and appoints Optionee its true and lawful attorney in fact, with full power of substitution and revocation for it, in its name, place and stead and either in the name of Optionee or in the name of Optionor to make, execute and deliver such stock powers, and other instruments or agreements as may be necessary or appropriate to close on the purchase of the Option Stock in accordance with the terms of this Agreement and to transfer the title to such stock from the name of the Optionor to the name of the Optionee or its assigns. All rights, powers and authority of said attorney-in-fact to exercise any and all rights and powers herein granted shall commence and be in full force and effect as of the date of this Agreement and such rights, powers and authority shall remain in full force and effect thereafter until the termination of this Agreement. However, Optionee shall not deliver the Absolute Assignment or otherwise exercise its rights under this Power of Attorney until there is an occurrence of an Event of Default hereunder. The power set forth herein is a power coupled with an interest.


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                               6. BOARD APPROVAL



        6.1. This Agreement shall not be effective to bind the parties unless and until the Credit Line and the Loan Documents have been approved by the Optionee's Board of Directors and Audit Committee.

                               7. MISCELLANEOUS.

        7.1. Attorney's Fees. If either of the parties hereto should bring a Court action alleging breach of this Agreement or seeking to enforce, rescind, renounce, declare void or terminate this Agreement or any provisions thereof, the prevailing party shall be entitled to recover all of its legal expenses, including reasonable attorney's fees and costs (including legal expenses for any appeals taken), and to have the same awarded as part of the judgment in the proceeding in which such legal expenses and attorney's fees were incurred.

        7.2. Benefits. This Agreement shall be freely assignable and shall be binding upon the parties, their heirs, legal representatives, successors and assigns.

        7.3. Captions. The paragraph captions as to contents of the particular paragraphs herein are inserted only for convenience and are in no way to be construed as part of this Agreement or as a limitation of the scope of the particular paragraph in which they are referred.

        7.4. Construction of Agreement. Words of a gender used in this Agreement shall be held to include any other gender, the words in a singular number held to include the plural, when the sentence so requires.

        7.5. Counterparts. This Agreement may be executed in several counterparts, each of which so executed shall be deemed to be an original, and said counterparts shall together constitute and be one and the same instrument.

        7.6. Entire Agreement. This Agreement contains all of the oral and/or previously written agreements, representations, and arrangements between the parties hereto with respect to the subject matter hereof, and all right which the respective parties may have had with respect to the subject matter hereof under any written agreements and/or oral agreements are hereby canceled and terminated, and all parties agree that there are no representations or warranties other than those set forth herein.

        7.7. Invalidation. Should any part of this Agreement for any reason be declared invalid, such decision shall not effect the validity of any remaining portion, which remaining portion shall remain in full force and



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                effect as if this Agreement had been executed with the invalid portion thereof eliminated. It is, therefore, declared the intention of the parties hereto that each of them will have executed the remaining portion of this Agreement without including therein any such part, parts or portion which may, for any reason, be hereafter declared void.

        7.8. Modification. No change or modification of this Agreement shall be valid unless the same shall be in writing and signed by each of the parties hereto.

        7.9. Applicable Law/Venue. This Agreement shall be construed in accordance with and governed by the laws of the State of Florida, without regard to choice of law provisions. Further, the venue for any action brought to enforce any of the provisions hereof shall be in a state court of competent jurisdiction in Pinellas County, Florida and any action commenced in any other forum may be removed to a state court of competent jurisdiction in Pinellas County, Florida.

        7.10. Venue. The venue for any action brought to enforce the terms and conditions of this Agreement shall be any court of competent jurisdiction located in Pinellas County, Florida.


IN WITNESS WHEREOF, the parties have set their hands and seals hereunto and have caused this Agreement to be executed in their names the day and year first above written.

WITNESSES:                            Bankers Insurance Group, Inc.


  s/s Lisa M. Powell
  ------------------




  s/s Harold David Holland            BY:      s/s G. Kristin Delano
  ------------------------               --------------------------------------
                                      As Its:  Secretary
                                             ----------------------------------




WITNESSES:                            Insurance Management Solutions
                                      Group, Inc.

  s/s Harold David Holland
  ------------------------

  s/s Lisa Powell                     BY:      Richard G. Torra
  ---------------                         -------------------------------------
                                      As Its:  Corporate Secretary
                                             ----------------------------------




Exhibits: A        Permitted Encumbrances


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                                    EXHIBIT A

                             PERMITTED ENCUMBRANCES

Bankers Insurance Group - Western International Insurance Company - Bonded Builders

                Loan:                $9,000,000.00 / Advanced $8,600,000.00
                Current Balance:     $8,426,940.65
                Lender:              Western International Insurance Company
                Borrower:            Bankers Insurance Group, Inc.
                Re:                  Financing for Bonded Builders acquisition
                Issue Date           April 16, 2000
                Maturity Date:       May 1, 2008
                Collateral
                Stock Pledged:       FCIC 3,023 shares owned by BIG
                                     BSIC 75,000 shares owned by BIG
                                     BHWA 1,000 shares owned by BIG

SouthTrust - Bankers Insurance Group, Inc.

                Loan:                $6,000,000.00
                Current Balance:     $3,372,305.40
                Lender:              SouthTrust
                Borrower:            BIG
                Issue Date           October 1, 1993
                Amended              December 20, 1997
                Maturity Date:       December 30, 2002
                Stock Pledged:       2,008,667 shares of BIG stock owned by BFC
                                     7,875 shares of FCIC shares owned by BIG


BFC means Bankers Financial Corporation, a Florida corporation
BIG means Bankers Insurance Group, Inc.
BHWA means Bankers Home Warranty Association, a Florida corporation
BSIC means Bankers Security Insurance Company, a Florida insurance company FCIC mean First Community Insurance Company, a New York insurance company


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